UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Oncocyte Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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September 25, 2024

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Oncocyte Corporation, which will be held virtually on Friday, October 11, 2024, at 10:00 a.m. Pacific Time online through https://web.lumiconnect.com/259974801.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the Meeting or any postponement or adjournment thereof, and instructions on how to gain admission to the Meeting online. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the virtual Meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the virtual Meeting.

Peter Hong

Secretary and General Counsel

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held Friday, October 11, 2024

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Oncocyte Corporation (the “Meeting”) will be held virtually online through https://web.lumiconnect.com/259974801 for the following purposes:

1. To approve the amendment and restatement of our 2018 Equity Incentive Plan (as previously amended, the “Incentive Plan”) to: (a) provide for an additional 1,250,000 shares of our common stock to be available for the issuance of equity awards thereunder, such that the total number of shares of common stock that have been made available for issuance since the inception of the Incentive Plan is 2,300,000, (b) provide that the Board, or applicable Committee of the Board, may delegate, in its discretion, to one or more of our executive officers, the limited authority to grant awards under the Incentive Plan, subject to the limitations under the Incentive Plan with respect to the participants eligible to receive such awards and any other limitations and guidelines established by the Board, or applicable Committee of the Board, with respect to the exercise of such delegated authority, (c) eliminate “fungible share counting” in order to provide that any shares of our common stock granted in connection with any awards will be counted against the number of shares available for the grant of awards under the Incentive Plan as one share for every award, (d) eliminate the limitations on “share recycling” in order to provide that any shares of our common stock tendered in payment of an option, delivered or withheld by us to satisfy any tax withholding obligation, covered by a stock-settled award that were not issued upon the settlement of the award, or repurchased by us using the proceeds from option exercises, will again be made available for issuance under the Incentive Plan, and (e) eliminate the restrictions in the Incentive Plan that prohibit the terms of any award to provide for vesting, in whole or in part, prior to the date that is one year from the date on which the award is granted, in each case, as contemplated by an Amended and Restated 2018 Equity Incentive Plan (the “Amended and Restated Incentive Plan”);

2. To approve an adjournment of the Meeting in the event a quorum is not achieved; and

3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on September 16, 2024, as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting or any postponement or adjournment thereof.

We have made arrangements for our shareholders to attend and participate at the Meeting through an online electronic video screen communication at https://web.lumiconnect.com/259974801. If you wish to attend the Meeting online you will need to gain admission in the manner described in the Proxy Statement. Although the Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual Meeting similarly to how they would participate at an in-person meeting.

Whether or not you expect to attend the Meeting online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Meeting. If you should be present at the virtual Meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders to be held on Friday, October 11, 2024.

The Letter to Shareholders, Notice of Special Meeting of Shareholders and Proxy Statement

are available at: https://www.astproxyportal.com/ast/27464/special

By Order of the Board of Directors,

Peter Hong

Secretary and General Counsel

Irvine, California

September 25, 2024

Approximate mailing date of proxy materials: September 25, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our business operations, executive compensation decisions, the composition of our board of directors and its committees, and other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held on Friday, October 11, 2024

PROXY STATEMENT

This Proxy Statement is solicited on behalf of the Board of Directors of Oncocyte Corporation (the “Company,” “Oncocyte,” “we,” “us,” or “our”) for use at our 2024 Annual Meeting of Stockholders (the “Meeting) to be held virtually via a live webcast on Friday, October 11 2024, at 10:00 a.m. Pacific Time, or at any postponements or adjournments thereof.

You can attend the Meeting online, submit your questions and vote your shares virtually online through https://web.lumiconnect.com/259974801.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Q: Why have I received this Proxy Statement?

We are holding a Special Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Special Meeting, which include approving (1) the amendment and restatement of our 2018 Equity Incentive Plan (as previously amended, the “Incentive Plan”), that, if approved, would: (a) provide for an additional 1,250,000 shares of our common stock to be available for the issuance of equity awards thereunder, such that the total number of shares of common stock that have been made available for issuance since the inception of the Incentive Plan is 2,300,000, (b) provide that the Board, or applicable Committee of the Board, may delegate, in its discretion, to one or more of our executive officers, the limited authority to grant awards under the Incentive Plan, subject to the limitations under the Incentive Plan with respect to the participants eligible to receive such awards and any other limitations and guidelines established by the Board, or applicable Committee of the Board, with respect to the exercise of such delegated authority, (c) eliminate “fungible share counting” in order to provide that any shares of our common stock granted in connection with any awards will be counted against the number of shares available for the grant of awards under the Incentive Plan as one share for every award, (d) eliminate the limitations on “share recycling” in order to provide that any shares of our common stock tendered in payment of an option, delivered or withheld by us to satisfy any tax withholding obligation, covered by a stock-settled award that were not issued upon the settlement of the award, or repurchased by us using the proceeds from option exercises, will again be made available for issuance under the Incentive Plan, and (e) eliminate the restrictions in the Incentive Plan that prohibit the terms of any award to provide for vesting, in whole or in part, prior to the date that is one year from the date on which the award is granted, in each case, as contemplated by an Amended and Restated 2018 Equity Incentive Plan (the “Amended and Restated Incentive Plan”) (“Proposal 1”), and (2) any adjournment of the Meeting in the event a quorum is not achieved (“Proposal 2”). This Proxy Statement contains information about each such matter, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of Oncocyte Corporation, a California corporation (the “Company,” “Oncocyte,” “our,” and “us”), for use at the Meeting, or at any postponement or adjournment thereof, to be held virtually via an online electronic video screen communication.

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on September 16, 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting, or any postponement or adjournment thereof. On the Record Date, there were 13,374,109 shares of our common stock issued and outstanding, which constitutes the only class of our voting securities outstanding.

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Q: What percentage of the vote is required to approve the matter being presented for a vote by shareholders?

The affirmative vote of a majority of the shares of our common stock represented at the Meeting, provided that a quorum is present, is required to approve each proposal described in this Proxy Statement.

A quorum consists of a majority of the outstanding shares of our common stock entitled to vote. Both abstentions and broker non-votes described in the questions below are counted for the purpose of determining the presence of a quorum. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned to a later date or dates, if necessary, to achieve a quorum by a vote of a majority of the shares present or represented by proxy.

Q: How many votes do my shares represent?

Each share of our common stock is entitled to one vote in all matters that may be acted upon at the Meeting.

Q: What are my choices when voting?

For each proposal described in this Proxy Statement, you may vote “for: the proposal, vote “against” the proposal, or “abstain” from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, your shares will be counted as present at the Meeting for the purpose of determining a quorum. Your shares also will be counted as present at the Meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting.

For Proposal 1, if you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, it will have the same effect as a vote “against” the proposal.

For Proposal 2, if you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, it will have the same effect as a vote “against” the proposal if there is not a quorum present and will have no effect if there is a quorum present.

Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: How can I vote at the Meeting?

If you are a shareholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “How to Attend the Special Meeting” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting through online participation whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Meeting.

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Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of Oncocyte a written revocation; or
●	deliver to the Secretary of Oncocyte a signed proxy bearing a date subsequent to the date of the proxy being revoked; or
●	attend the Meeting and vote through internet voting during online participation.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: What are the Board of Directors’ recommendations?

Our Board of Directors recommends that our shareholders vote FOR (1) approving the Amended and Restated Incentive Plan; and (2) approving any adjournment of the Meeting in the event a quorum is not achieved.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, then the proxy holders will vote your shares as recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares cannot vote on approval of the Amended and Restated Incentive Plan, but may vote on certain matters considered to be routine under such rules, which may include, depending on the applicable rules, approving any adjournment of the Meeting in the event a quorum is not achieved. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with Equiniti Trust Company LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will not be able to vote your shares with respect to the approval of the Amended and Restated Incentive Plan, but may be able to vote your shares with respect to other proposals. Please see “What if I do not specify how I want my shares voted?” above for additional information.

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Q: What if any matters not mentioned in the Notice of Special Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matter set forth in the accompanying Notice of Special Meeting of Shareholders. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

Oncocyte will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, facsimile, via the internet, an overnight delivery service and telegram by a proxy solicitor, our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of our common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting online, please read the “How to Attend the Special Meeting” section at the end of this Proxy Statement for information about how to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or given to our shareholders on or about September 25, 2024.

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PROPOSAL 1

APPROVAL OF THE AMENDED AND RESTATED EQUITY INCENCTIVE PLAN

On September 20, 2024, our Board of Directors adopted and approved the amendment and restatement of our 2018 Equity Incentive Plan (as previously amended, the “Incentive Plan”) that, if approved, would: (a) provide for an additional 1,250,000 shares of our common stock to be available for the issuance of equity awards thereunder, such that the total number of shares of common stock that have been made available for issuance since the inception of the Incentive Plan is 2,300,000 (the “Available Share Increase Amendment”), (b) provide that the Board, or applicable Committee of the Board, may delegate, in its discretion, to one or more of our executive officers, the limited authority to grant awards under the Incentive Plan, subject to the limitations under the Incentive Plan with respect to the participants eligible to receive such awards and any other limitations and guidelines established by the Board, or applicable Committee of the Board, with respect to the exercise of such delegated authority (the “Permissible Delegation Amendment”), (c) eliminate “fungible share counting” in order to provide that any shares of our common stock granted in connection with any awards will be counted against the number of shares available for the grant of awards under the Incentive Plan as one share for every award (the “Fungible Share Counting Amendment”), (d) eliminate the limitations on “share recycling” in order to provide that any shares of our common stock tendered in payment of an option, delivered or withheld by us to satisfy any tax withholding obligation, covered by a stock-settled award that were not issued upon the settlement of the award, or repurchased by us using the proceeds from option exercises, will again be made available for issuance under the Incentive Plan (the “Share Recycling Amendment”), and (e) eliminate the restrictions in the Incentive Plan that prohibit the terms of any award to provide for vesting, in whole or in part, prior to the date that is one year from the date on which the award is granted (the “Permitted Vesting Amendment” and the Incentive Plan, as proposed to be amended and restated, the “Amended and Restated Incentive Plan”). A copy of the full text of the proposed Amended and Restated Incentive Plan is attached to this Proxy Statement as Appendix A. A summary of the Amended and Restated Incentive Plan is set forth below under the heading “Summary of the Amended and Restated Plan.”

Although the Amended and Restated Incentive Plan has been approved by our Board of Directors, the Amended and Restated Incentive Plan has not yet been approved by our shareholders. As such, we are asking the shareholders to approve the Amended and Restated Plan and each of the modifications to the Incentive Plan contemplated thereby.

Reasons for the Amended and Restated Incentive Plan

Stock options and other equity-based Awards are an important part of employee and director compensation packages. We believe that our ability to attract and retain the services of employees, consultants, and directors depends in part upon our ability to provide the kind of incentives that are derived from the ownership of stock, stock options, and other equity based incentives that are offered by other diagnostic companies.

Available Share Increase

As of September 16, 2024, 124,768 shares remained available for the grant of Awards under the Incentive Plan. As of that date, we had 66 full-time and part-time employees and three non-employee directors who are eligible to receive Awards under the Incentive Plan. In addition, as noted below under “New Plan Benefits” the Company has agreed to grant the CFO Award (as defined below) to Andrea James, which were awarded to Ms. James in connection with her appointment as Oncocyte’s Chief Financial Officer in June 2024, subject to shareholder approval of an amendment to the Incentive Plan increasing the number of shares available for awards thereunder. We expect to need additional shares for Awards to retain our current executives and key employees, and especially to hire new executives and employees for our operations. We also expect to use Awards as part of our compensation packages for current and future non-employee directors (if any) and, under certain limited circumstances, consultants that we may engage from time to time.

We believe that the additional 1,250,000 shares of our common stock that would be available for the grant of Awards under the Amended and Restated Incentive Plan will fulfill our needs for the near future. Any future increase in the number of shares under the Amended and Restated Incentive Plan would be submitted to the shareholders for approval.

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Permissible Delegation Amendment

In order to provide for additional flexibility and efficiency in the administration of the Incentive Plan and the granting of Awards thereunder to certain eligible participants thereunder, it is proposed that the terms of the Incentive Plan be amended, as contemplated by the Amended and Restated Incentive Plan, to provide that our Board of Directors, or a Committee of the Board that has been delegated the authority to administer the Incentive Plan (the “Committee”), with the ability, if desired, to further delegate limited authority to one or more of our executive officers the power and authority to grant Awards under the Incentive Plan to employees and consultants, and to exercise such other powers and take such other actions as the Board or Committee may determine to be advisable, provided that (a) in no event will such executive officer or officers who are delegated such authority be authorized to grant Awards to any other executive officer, any director, or any other person subject to the provisions of Section 16 of the Exchange Act, and (ii) the exercise of any authority will in all cases be subject to the terms and conditions of, and the limitations prescribed by, the Incentive Plan and any guidelines established by the Board or Committee in connection with such delegation. Any such delegation would be in the sole discretion of the Board or Committee and subject to the limitations and restrictions established in connection therewith.

Fungible Share Counting Amendment

The current Incentive Plan contains a “fungible share” counting provision, whereby shares of our common stock subject to “full value” Awards (i.e., Awards other than stock options and stock appreciation rights (“SARs”)) are counted against the Incentive Plan’s share reserve as two shares for every one share of our common stock underlying such Award. The Fungible Share Counting Amendment contemplated by the Amended and Restated Incentive Plan would eliminate the fungible share counting provision and provide that any shares of common stock granted in connection with any Awards will be counted against the number of shares available for the grant of Awards under the Amended and Restated Incentive Plan as one share for every Award. When the Incentive Plan was approved, the Company had originally set up a “fungible share counting” approach for how it would count the grant of common stock for certain Awards against the common stock reserve available under the Incentive Plan for future Awards.

We believe that the number of shares remaining available for issuance under the Incentive Plan is not sufficient to support the Company’s intended compensation programs. As such, and in addition to the increase in the number of shares available for the grant of Awards under the Incentive Plan contemplated by the Authorized Share Increase, the Company proposes to eliminate the fungible share counting provision to provide that each share underlying an Award, regardless of the type of Award, will reduce the available number of shares of common stock available under the Amended and Restated Incentive Plan by one share and all shares underlying cancelled, forfeited or expired Awards will be returned to the share reserve in the same manner. Accordingly, the Company wishes to revise Section 4.1 of the Incentive Plan, as reflected in the Amended and Restated Plan, to provide that any shares of common stock granted in connection with any Awards, not just Options and Stock Appreciation Rights, will be counted against the number of shares of common stock available for the grant of Awards under the Incentive Plan as one share for every Award.

Share Recycling Amendment

The current Incentive Plan also provides that shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan. As noted above, however, we believe that the number of shares remaining available for issuance under the Incentive Plan is not sufficient to support the Company’s intended compensation programs.

Accordingly, and in addition to matters contemplated by the Authorized Share Increase Amendment and the Fungible Share Counting Amendment, the Company proposes to modify the terms of the Incentive Plan to provide that all shares subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again be made available for issuance or delivery. This provision is designed to limit the number of shares that Oncocyte asks for, and incentivize the company to be prudent in its management of both employees and shares.

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Permitted Vesting Amendment

The current Incentive Plan provides that Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events, provided that Awards may not vest, in whole or in part, earlier than one year from the date of grant. In order to provide for additional flexibility in the structuring of Awards, the Company has proposed to eliminate such restrictions. Though the Company intends to grant Awards primarily as incentives to the holders of the Awards to remain aligned with shareholders and encourage retention and long-term decision making, the Company may, from time to time and within the context of the Company’s normal course of prudent management of its authorized shares, permit the granting of Awards with a vesting schedule that maximizes the benefit to the Company by incentivizing certain types of holders of an Award, such as, under certain limited circumstances, consultants that we may engage, to achieve specific goals and operational milestones on behalf of the Company.

Summary of the Proposed Amended and Restated Incentive Plan

The following summary of the Amended and Restated Incentive Plan is a summary only and does not purport to include all of the terms of the proposed Amended and Restated Incentive Plan and is qualified in full by the terms of the Amended and Restated Incentive Plan, which is set forth in full as Appendix A to this Proxy Statement.

We have adopted the Amended and Restated Incentive Plan that permits us to grant Awards for up to 2,300,000 shares of our common stock, which represents 1,250,000 proposed shares in addition to the 1,050,000 shares previously authorized for issuance under the Incentive Plan. From the 1,050,000 share pool, 925,232 shares have been granted, and a total of 124,768 shares remain currently available for issuance as of September 16, 2024. The Amended and Restated Incentive Plan also permits us to issue such other securities as our Board of Directors or the Committee may determine. Awards may be granted under the Amended and Restated Incentive Plan to our employees, directors, and consultants.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events. Vesting of an Award after the date of grant may be accelerated only in the limited circumstances specified in the Amended and Restated Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period, or a combination of actual and pro rata achievement of performance goals.

No Awards may be granted under the Amended and Restated Incentive Plan more than ten years after the date upon which the Amended and Restated Incentive Plan was adopted by our Board of Directors, and no options or SARs granted under the Amended and Restated Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Amended and Restated Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Code or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to our employees and employees of our subsidiaries. The exercise price of stock options granted under the Amended and Restated Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of our common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

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The exercise price of an option may be payable in cash or in shares of our common stock having a fair market value equal to the exercise price, or in a combination of cash and our common stock, or other legal consideration for the issuance of stock as our Board of Directors or the Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

Restricted Stock and RSUs

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire RSUs subject to such vesting, transfer, and repurchase terms, and other restrictions. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. Employees or consultants, but not executive officers or directors, who purchase Restricted Stock may be permitted to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. Restricted Stock may also be issued for services actually performed by the recipient prior to the issuance of the Restricted Stock. Unvested Restricted Stock for which we have not received payment may be forfeited, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set with respect to the particular Award, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder upon vesting, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of our Board of Directors or the Committee, in shares of our common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by our Board of Directors or the Committee. No shares of our common stock shall be issued at the time an RSU is granted. A recipient of RSUs shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to an RSU, we will either issue to the recipient, without charge, one share of our common stock per RSU or cash in an amount equal to the fair market value of one share of our common stock.

At the discretion of our Board of Directors or the Committee, each RSU (representing one share of our common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or in shares of our common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

Stock Appreciation Rights

A Stock Appreciation Right (or SAR) is the right to receive, upon exercise, an amount payable in cash or shares, or a combination of shares and cash, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a share of our common stock on the date the SAR is exercised, over (b) the exercise price specified in the award agreement related to the SAR. SARs may be granted either as free-standing SARs or in tandem with options. No SAR may be exercised later than 10 years after the date of grant.

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The exercise price of an SAR shall not be less than 100% of the fair market value of one share of our common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Repricing Prohibition

The Amended and Restated Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Amended and Restated Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of our common stock. The fair market value is generally determined by the closing price per share of our common stock on The Nasdaq Stock Market LLC or any other national securities exchange or inter-dealer quotation system on which our common stock is traded.

Share Recycling

Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again be made available for issuance or delivery under the Amended and Restated Incentive Plan. This provision is designed to limit the number of shares that Oncocyte asks for, and incentivize the company to be prudent in its management of both employees and shares.

Term

The Amended and Restated Incentive Plan will terminate automatically on July 2, 2028, which is ten years from the date the Incentive Plan was originally approved by our Board of Directors. No Award shall be granted pursuant to the Amended and Restated Incentive Plan after such date, but Awards theretofore granted may extend beyond that date.

Tax Consequences

For a summary of the key tax consequences of participation in the existing Amended and Restated Incentive Plan, see “—Federal Income Tax Consequence of Participation in the Amended and Restated Incentive Plan” below.

Future Amended and Restated Incentive Plan Awards

Awards under the Amended and Restated Incentive Plan are within the discretion of our Board of Directors and the Committee. The exercise price and value of each Award will reflect the market price of our common stock at the time of the Award. It is likely that we will add other employees, including officers, for new product development and commercialization, and we may add other administrative personnel, including officers, as the need arises or if we expand our operations through the acquisition of other businesses.

Future Awards under the Amended and Restated Incentive Plan, including to our non-employee directors and to our officers, are not determinable at this time. Our Board of Directors and the Committee have guidelines for determining option awards based upon the professional level of each employee in the organization, but the ultimate decision to grant Awards will also be based on each employee’s and our annual performance. Accordingly, the number and value of additional Awards that might be granted to our executive officers and other employees is not presently determinable and our Board of Directors and the Committee will need flexibility in granting Awards in order to adequately compensate, retain and recruit talented individuals to the Company.

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Federal Income Tax Consequence of Participation in the Incentive Plan

The following discussion summarizes certain federal income tax consequences of participation in the Amended and Restated Incentive Plan. Although we believe the following statements are correct based on existing provisions of the Code, and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may affect the veracity of the discussion.

Incentive Stock Options

Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Amended and Restated Incentive Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long-term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of our common stock at the time of such disposition over the amount paid for the shares.

We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of our common stock acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date the option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of Oncocyte (or of a parent or subsidiary of Oncocyte, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant’s estate or by persons receiving the option or shares under the participant’s will or by intestate succession.

If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of our common stock on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of our common stock on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period of the shares of our common stock. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse us, either directly or through payroll deduction, for all withholding taxes that we are required to pay on behalf of the participant. At the time of the disposition, we will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant’s ordinary income. We may adopt procedures to assist us in identifying such deductions, and may require a participant to notify us of his or her intention to dispose of any such shares.

Regardless of whether a participant satisfies the requisite holding period for his or her option and shares, the participant may be subject to the alternative minimum tax with respect to the amount by which the fair market value of our common stock acquired exceeded the exercise price of the option on the date of exercise.

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Other Options

The Amended and Restated Incentive Plan also permits us to grant options that do not qualify as incentive stock options. These “non-qualified” stock options may be granted to employees or non-employees, such as persons performing consulting or professional services for us. A Amended and Restated Incentive Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value or an exercise price below fair market value of our common stock on the date of grant, but the participant will be taxed at the time the option is exercised.

The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of our common stock on the date of the exercise and the exercise price of the option. We will be allowed a business expense deduction to the extent of the amount of the participant’s taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder’s tax basis in our common stock purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.

SARs; Restricted Stock; and RSUs

A recipient of an SAR will not recognize taxable income upon the grant of the SAR. The recipient of the SAR will recognize ordinary income upon exercise of the SAR in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of a Restricted Stock Award will not have taxable income upon the grant, unless the Restricted Stock is then vested, or unless the recipient elects under Section 83(b) of the Code to be taxed at the time of grant. Otherwise, upon vesting of the shares, the recipient will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares, if any. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of an RSU does not recognize taxable income when the Award is granted. When a vested RSU (and dividend equivalents, if any) is settled and distributed, the participant will recognize ordinary income equal to the amount of cash or the fair market value of shares received, less the amount paid for the RSU, if any.

ERISA

The Amended and Restated Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

Equity Compensation Plan Information

The following table shows certain information concerning the options outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2023 (in thousands, except weighted average exercise price):

Plan category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of the Outstanding Options, Warrants, and Rights(1)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans(2)
Oncocyte Stock Option Plans Approved by Shareholders	160	$56.33	447

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New Plan Benefits

On June 17, 2024, our Board of Directors appointed Andrea James to serve as the Company’s Chief Financial Officer, effective June 17, 2024. In connection with her appointment, our Board of Directors approved the following grants to Ms. James under the terms of the Incentive Plan (the “CFO Award”): (a) an Option to purchase 200,000 shares of our common stock (the “Stock Option Grant”), and (b) an Award of 100,000 Restricted Stock Units (the “Performance Equity Grant”), each of which was made subject to shareholder approval of an amendment to the Incentive Plan to increase the total number of shares of our common stock available for grant of Awards thereunder.

Except as set forth above, if our shareholders approve this Proposal 1, the additional shares of our common stock that would become reserved for issuance under the Amended and Restated Incentive Plan would be immediately available to grant equity awards to eligible plan participants.

Required Vote

The affirmative vote of a majority of the shares of Common Stock represented at the Meeting, assuming a quorum is present, is required to approve the Amended and Restated Equity Incentive Plan. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of this Proposal.

The Board of Directors Recommends a Vote “FOR” THE APPROVAL OF THE AMENDED AND RESTATED INCENTIVE PLAN.

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PROPOSAL 2

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

To consider and vote on a proposal to approve any adjournment of the Meeting to a later date or dates, if necessary or appropriate in our Board of Director’s discretion, including to establish a quorum, which proposal we refer to as the “Adjournment Proposal.”

Vote Required and Board Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present, in person or by proxy at the Meeting, and entitled to vote on the subject matter; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares present, in person or by proxy at the Meeting, and entitled to vote is required for the Adjournment Proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST”, or “ABSTAIN” on the Adjournment Proposal, your shares will be voted in accordance with the recommendation of our Board, which is “FOR” the Adjournment Proposal. Abstentions will have no effect with respect to the vote on the Adjournment Proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” the Adjournment Proposal.

The Board of Directors Recommends a Vote “FOR” THE APPROVAL OF THE Adjournment proposal.

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PRINCIPAL SHAREHOLDERS

The following table sets forth information as of the Record Date concerning beneficial ownership of our Common Stock by each shareholder, who is not a director or officer of the Company, known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock. Information concerning certain beneficial owners of more than 5% of the outstanding Common Stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G and/or Section 16 reports.

Shareholder	Number of Shares	Percent of Total(1)

Broadwood Partners, L.P.(2) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	5,079,159	37.56%

AWM Investment Company, Inc.(3) c/o Special Situations Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	1,440,064	9.99%

Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, California 94547	1,200,109	8.97%

Pura Vida Investments, LLC (4) Efrem Kamen 150 East 52nd Street, Suite 32001 New York, NY 10022	708,172	5.30%

(1)	Percentages are based on 13,374,109 shares of Common Stock outstanding as of September 16, 2024.

(2)	According to the Schedule 13D/A filed on April 15, 2024, includes 5,079,159 shares of common stock beneficially owned by Broadwood Partners, L.P. (“Broadwood”), as adjusted to include shares issuable upon exercise of warrants beneficially owned by Broadwood, and 157 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood. Neal Bradsher is the President of Broadwood Capital, Inc. Broadwood Capital, Inc. shares voting power over and may be deemed to beneficially own the 5,079,159 shares owned by Broadwood. Mr. Bradsher shares voting power over and may be deemed to beneficially own the 5,079,159 shares owned by Broadwood.

(3)	Includes shares of common stock and warrants held by Special Situations Cayman Fund, L.P. (“Cayman”), Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Private Equity Fund, L.P. (“SSPE”) and Special Situations Life Sciences Fund, L.P. (“SSLS”). AWM Investment Company, Inc. (“AWM”) is the investment adviser to Cayman, SSFQP, SSPE and SSLS (collectively, the “Funds”). According to the Schedule 13G filed on February 14, 2023, AWM is the investment adviser to the Funds and, as of February 14, 2023, holds sole voting and investment power over 146,237 shares of common stock and warrants to purchase 32,833 shares of common stock held by Cayman, 608,049 shares and 117,261 warrants to purchase shares of common stock held by SSFQP, warrants to purchase 18,762 shares of common stock held by SSPE, and warrants to purchase 19,762 shares of common Stock held by SSLS. The warrants may only be exercised to the extent that the total number of shares of common stock beneficially owned does not exceed 4.99% of the outstanding shares.

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In April 2024, SSFQP purchased an additional 265,454 shares of common stock and pre-funded warrants to purchase 265,454 shares of common stock, and Cayman purchased an additional 77,435 shares of common stock and pre-funded warrants to purchase 77,435 shares of common stock. The pre-funded warrants may only be exercised to the extent that the total number of shares of common stock beneficially owned does not exceed 9.99% of the outstanding shares.

(4)	According to the Schedule 13G/A filed on February 14, 2024, includes 586,930 shares of common stock and warrants to purchase up to 121,242 shares of common stock held by Pura Vida Master Fund, Ltd. (the “Pura Vida Master Fund”), Pura Vida X Fund LP (the “Pura Vida X Fund”) and certain separately managed accounts (the “Accounts”). The warrants are subject to an ownership blocker provision that prevents the Accounts from exercising the warrants if they would have voting and dispositive power for more than 9.99% of the common stock outstanding following such exercise. Pura Vida Investments, LLC (“PVI”) serves as the investment manager to the Pura Vida Master Fund, Pura Vida X Fund and the Accounts. Efrem Kamen serves as the managing member of PVI. PVI and Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Pura Vida Master Fund, Pura Vida X Fund and the Accounts. PVI and Mr. Kamen disclaim beneficial ownership of those shares except to the extent of their pecuniary interest therein.

Security Ownership of Management

The following table sets forth information as of the Record Date concerning beneficial ownership of our common stock and equity awards by each member of our Board of Directors, all Named Executive Officers, and all executive officers and directors as a group. Except as indicated below, the address for each director and executive officer listed is: c/o Oncocyte Corporation, 15 Cushing, Irvine, CA 92618.

Name	Number of Shares	Percent of Total(1)
Andrew Arno(2)	106,088	*
Andrew J. Last(3)	23,685	*
Louis E. Silverman(4)	8,588	*
Joshua Riggs(5)	39,640	*
Anish John(6)	-	*
James Liu(7)	5,690	*
Ekkehard Schuetz(8)	28,956	*
Andrea James(9)	-	*
All executive officers and directors as a group (8 persons)(10)	212,646	1.58%

*Less than 1%

(1)	Percentages are based on 13,374,109 shares of our common stock outstanding as of September 16, 2024.

(2)	Includes 69,054 shares of our common stock held solely by Mr. Arno, 7,804 shares held by JBA Investments LLC (“JBA”) and 7,804 shares held by MJA Investments LLC (“MJA”). Mr. Arno is the Manager of each of JBA and MJA and in such capacity has the right to vote and dispose of securities held by JBA and MJA. Includes 21,426 shares that may be acquired through the exercise of stock options that are presently exercisable.

(3)	Includes 19,176 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(4)	Includes 7,024 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(5)	Includes 36,135 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days.

(6)	Mr. John ceased serving as Oncocyte’s Chief Financial Officer effective June 15, 2023.

(7)	Includes 5,690 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(8)	Includes 23,871 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days.

(9)	Ms. James was appointed as Oncocyte’s Chief Financial Officer effective June 17, 2024.

(10)	Includes 113,322 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days.

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PROPOSALS OF SHAREHOLDERS

Under our bylaws, shareholders who intend to present a proposal for action at our 2025 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not earlier than February 28, 2025 and not later than March 30, 2025. Any such proposal must comply with the requirements set forth in our bylaws.

Shareholders who intend to present a proposal for action at our 2025 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than December 30, 2024 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees, other than our nominees, for our 2025 Annual Meeting of Shareholders, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 29, 2025.

ELIMINATING DUPLICATE MAILINGS

Oncocyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. This procedure reduces the environmental impact of our shareholder meetings and reduces our printing and mailing costs. Shareholders participating in householding will continue to receive separate proxy cards.

We will deliver separate copies of Proxy Statement to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of Proxy Statement, you may contact us by telephone at (949) 409-7600, or by mail at 15 Cushing, Irvine, California 92618. You may also contact us at the above phone number or address if you are presently receiving multiple copies of Proxy Statement but would prefer to receive a single copy instead.

HOW TO ATTEND THE SPECIAL MEETING

IMPORTANT NOTICE:

As explained below, we have made arrangements for our shareholders to attend the Meeting online in lieu of attending in person.

Whether you plan to attend the Meeting online, we encourage you to sign and return the enclosed proxy card and indicate how you wish your shares to be voted at the Meeting. If you do attend the Meeting you will be able to revoke your proxy and vote at the Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Participating in the Meeting Online

This year we have made arrangements for our shareholders to attend and vote at the Meeting online through electronic video screen communication. Shareholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Shareholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by https://web.lumiconnect.com/259974801 and following the instructions to log in as a guest using the password oncocyte2024. Although the Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual meeting similarly to how they would participate at an in-person meeting.

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If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiconnect.com/259974801 and use the control number on your proxy card to log on. The password for the Meeting is oncocyte2024.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company LLC to receive a control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company LLC

Attn: Proxy Tabulation Department

55 Challenger Road 2nd floor

Ridgefield Park, New Jersey 07660

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 4, 2024, five business days before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiconnect.com/259974801 during the Meeting. The password for the meeting is oncocyte2024. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Peter Hong

Secretary and General Counsel

Irvine, California

September 25, 2024

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APPENDIX A

AMENDED AND RESTATED

2018 EQUITY INCENTIVE PLAN

ONCOCYTE CORPORATION

1. Purpose; Eligibility.

1.1. General Purpose. The name of this plan is the Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable the Company to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2. Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3. Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards.

2. Definitions.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, or a Stock Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of Oncocyte, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or any Subsidiary and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or any Subsidiary; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any Subsidiary; (iii) willful conversion or misappropriation of corporate funds; (iv) gross negligence or willful misconduct with respect to the Company or any Subsidiary; or (v) material violation of any state or federal securities law.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion or misappropriation of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one (1) or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (c) the acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (d) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common shares, no par value per share, of Oncocyte, or such other securities of the Oncocyte as may be designated by the Board or Committee from time to time in substitution thereof.

“Company” means Oncocyte and any or all of its Subsidiaries.

“Consultant” means any individual who is engaged by the Company to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service (such as a change of employment from one Subsidiary to another Subsidiary), provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee to a Director will not constitute an interruption of Continuous Service. The Board or Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or Committee, such as sick leave, military leave, or any other personal or family leave of absence.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Board or Committee or under procedures adopted by the Board or Committee. Except for a determination of Disability within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, the Board or Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.

“Effective Date” shall mean the date that this Plan is adopted by the Board.

“Employee” means any person employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national stock exchange, inter-dealer quotation system, or over-the-counter market that reports closing prices, including without limitation, the New York Stock Exchange, NYSE MKT, or the OTC Bulletin Board, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Board or Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board or Committee, using such methods as the Board or Committee determines to be reasonable under the circumstances, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material increase in the Participant’s duties (other than by way of promotion attendant with additional responsibilities, authority or title and an increase in salary commensurate therewith), (ii) any material diminution of responsibilities, authority, title, status or reporting structure; (iii) a material reduction in the Participant’s base salary or bonus opportunity; or (iv) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Board or Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Oncocyte” means Oncocyte Corporation, a California corporation, and any successor company or any parent company.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means one or more goals established by the Board or Committee that must be attained by Oncocyte or a Subsidiary, or a division, business unit or operational unit of Oncocyte or a Subsidiary in order for an Award to vest or for the determination of the amount of an Award. A Performance Goal may be based on financial results or performance or upon the attainment of any other goal or milestone designated by the Board or Committee such as, by way of example only and not by way of limitation, the attainment of a specified amount of sales, revenues, or net income, an increase in the Fair Market Value of the Common Stock, or the commencement or successful completion of a clinical trial of a new drug, biological product, or medical device.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) in conjunction with the exercise of an Option, and for the purpose of obtaining financing for such exercise, the option holder may arrange for a securities broker/dealer to exercise an option on the option holder’s behalf, to the extent necessary to obtain funds required to pay the exercise price of the option, provided that the Fair Market Value of the Common Stock determined as of the date immediately before the date of such transfer exceeded the exercise price of the Option.

“Plan” means this Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock Award” means any Award granted pursuant to Section 7.2(a).

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Subsidiary” means (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

“Voting Securities” means any class or series of stock or other securities entitling the holder vote for the election of Directors generally, but shall exclude any such security that entitles the holder to designate, appoint, or vote for the election of a minority of the Directors.

3. Administration.

3.1. Authority of Committee. The Plan shall be administered by the Board or, in the Board’s sole discretion, by a Committee. Subject to the terms of the Plan, the Board or Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e) from time to time to select those Participants to whom Awards shall be granted;

(f) to determine the number of shares of Common Stock to be made subject to each Award;

(g) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, and vesting provisions (subject to Section 3.6), and to specify the provisions of the Award Agreement relating to such grant;

(i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that no such amendment shall accelerate the vesting date of any Award except as otherwise permitted by the Plan; and provided, further, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(k) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(l) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Board or Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. As used in this paragraph, repricing means (i) reduction in the exercise price of an outstanding Option or SAR, and (ii) cancellation of an “underwater” or “out-of-the money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the money” Award is one for which the exercise price is greater than the Fair Market Value of the underlying Common Stock.

3.2. Decisions Final. All decisions made by the Board or Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.3. Delegation to Committee. The Board may delegate administration of the Plan to a committee or committees of the Board, and the term “Committee” shall apply to any such committee. The Board may revoke such delegation of authority and revest in the Board the administration of the Plan. If administration of the Plan is delegated to the Committee, the members of such Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two (2) members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4. Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two (2) or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two (2) or more Non-Employee Directors.

3.5. Delegation to Officers. Subject to any requirements of Applicable Law, and to the extent permitted by the applicable provisions of the California General Corporation Law, the Board or Committee may delegate to one or more Officers all or any part of its power and authority to grant Awards under the Plan to Employees and Consultants and exercise such other powers and take such other actions as the Board or Committee delegating such authority may determine to be advisable, provided that (a) in no event will such Officer or Officers be authorized to grant Awards to any other Officer, Director, or other person subject to the provisions of Section 16 of the Exchange Act, and (ii) the exercise of any authority delegated to an Officer or Officers hereunder shall be subject to the terms and conditions of, and the limitations prescribed by, the Plan and any guidelines established by the Board or Committee with respect thereto.

3.6. Acceleration of Vesting. The Committee or the Board of Directors shall not approve the acceleration of vesting of any Award, or provide for the acceleration of vesting of any Award in any Award Agreement, employment agreement or other agreement with a Participant, except in connection with the termination of Continuous Service of a Participant as a result of (a) death or Disability of the Participant, (b) termination of the employment or Continuous Service of a Participant by the Company without Cause, or by the Participant for Good Reason, or (c) termination of the employment or Continuous Service of a Participant by the Company or a successor in interest without Cause, or by the Participant for Good Reason, following a Change in Control. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period (as determined by the Committee or the Board), or a combination of actual and pro rata achievement of performance goals.

4. Shares Subject to the Plan.

4.1. Subject to adjustment in accordance with Section 11, a total of 2,300,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2. [Reserved.]

4.3. Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section shall be added back as one share for all Awards.

5. Eligibility.

5.1. Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors. Awards may be granted to individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors; provided that such grant and the Grant Date shall become effective only the individual becoming an Employee, Consultant or Director.

5.2. Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1. Term. An Option shall expire, and thereafter no longer be exercisable, on such date as the Board or Committee may designate; provided, however, no Option shall be exercisable after the expiration of 10 years from the Grant Date, and no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of 5 years from the Grant Date. The expiration date of each Option shall be stated in the Award Agreement pertaining to the Option.

6.2. Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 pertaining to Incentive Stock Options granted to Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3. Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4. Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) to the extent approved by the Board or Committee, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the Option with the sale of some or all of the underlying Common Stock; (iii) any combination of the foregoing methods; or (iv) in any other form of consideration that is legal consideration for the issuance of Common Stock and that may be acceptable to the Board or Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or an interdealer quotation system, or is traded in an over-the-counter market that reports closing prices) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5. Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6. Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Board or Committee, be transferable to a Permitted Transferee, upon approval by the Board or Committee, to the extent provided in the Award Agreement or by subsequent consent granted by the Board or Committee. If the Non-qualified Stock Option does not provide for transferability or consent to transfer to a Permitted Transferee is not granted by the Board or Committee, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.7. Vesting of Options. Each Option shall vest and therefore become exercisable in periodic installments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8. Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board or Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9. Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10. Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11. Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, executor, or personal representative, by a person who acquired the right to exercise the Option by bequest, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1. Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Board or Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and therefore become exercisable in periodic installments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board Committee in its sole discretion), cash or a combination thereof, as determined by the Board or Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Board or Committee, but shall not be less than 100% of the Fair Market Value of one (1) share of Common Stock on the Grant Date of the Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. No Stock Appreciation Rights may be granted in tandem with an Option unless the Board or Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2. Stock Awards.

(a) General. A Stock Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. A Stock Award may, but need not, provide that such Stock Award may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Board or Committee shall determine (the “Restricted Period”). Each Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the applicable payment terms, if any, for the Restricted Stock, and restrictions and other terms and conditions applicable to such Restricted Stock.

(ii) Restricted Stock may be issued to a Participant without payment or without the delivery of a promissory note or installment payment agreement only for services actually performed by the Participant prior to the issuance of the Restricted Stock.

(iii) In the case of Restricted Stock sold to a Participant on an installment payment basis, the Company may require, as a condition of the grant, that the Participant execute and deliver to the Company a promissory note or installment payment agreement and a stock pledge or security agreement, and a blank stock power with respect to the Restricted Stock, in such form and containing such terms as the Board or Committee may require. No Restricted Stock shall be sold to an Officer or Director on installment payment terms that would constitute an extension of credit in violation of in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002.

(iv) If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(v) If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a promissory note or installment payment agreement, stock pledge or security agreement, escrow agreement, and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(vi) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one (1) share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one (1) share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Board or Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Stock Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Board or Committee in the applicable Award Agreement.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (provided, that no fractional shares shall be issued) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Company may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall, in addition to any other legends as may be required by law or by the Board or Committee, bear a legend to the following effect:

THESE SHARES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. Securities Law Compliance. All Awards, including all Options, Stock Appreciation Rights, and Stock Awards granted under the Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing upon any securities exchange, or the registration under the Securities Act, or registration or qualification under any state law is required for the grant, exercise, issue , or sale of any Options, Stock Appreciation Rights, Common Stock, or Restricted Stock Units under the Plan, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection therewith, such Option, Stock Appreciation Rights, or Stock Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. Furthermore, if the Board or the Committee determines that any amendment to any Award (including, but not limited to, an increase in the exercise price of any Option or Stock Award) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or “blue sky” law, then the Board or the Committee shall have the unilateral right to make such changes without the consent of the Participant to whom the Award was granted.

(a) Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (i) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

(b) Except as may otherwise be required by the Securities Act, the Company shall not be required to register under the Securities Act the Plan, any Award or any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or any Common Stock issued or issuable pursuant to any such Award, and the Company shall have no liability for any delay in issuing or failure to issue or sell any Option, Stock Appreciation Right, Common Stock, or Restricted Stock Unit prior to the date on which a registration statement under the Securities Act becomes effective with respect to the offer, sale, and issuance of such Award, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Common Stock.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1. Acceleration of Exercisability and Vesting. The Board or Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2. Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3. No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause, except as may otherwise be provided in a written employment agreement between the Company and the Participant, or (b) the service of a Director pursuant to the By-laws of Oncocyte or any Subsidiary, and any applicable provisions of the corporate law of the state in which Oncocyte or the Subsidiary is incorporated, as the case may be.

10.4. Withholding Obligations. To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, including the exercise price of Options and Stock Appreciation Rights and the number of shares of Common Stock subject to such Options, Stock Appreciation Rights, or Stock Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4, and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Board or Committee specifically determines that such adjustment is in the best interests of the Company, Board or the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1. In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise (including in a written employment agreement), notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units, if after such Change in Control the employment or Continuous Service of the Participant is terminated by the Company or its successor in interest without Cause or is terminated by the Participant for Good Reason.

12.2. In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected Participant, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such vested Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13. Amendment of the Plan and Awards.

13.1. Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2. Shareholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan or any Award for shareholder approval. If any Award is granted under the Plan prior to the date that the Plan has been approved by the shareholders of Oncocyte, such Award shall be contingent upon the approval of the Plan by the shareholders of Oncocyte. Further, the Board or Committee may make the payment of any Award contingent upon shareholder approval.

13.3. No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and the Participant consents in writing, or (b) the Award was granted subject to the terms of the amendment.

14. General Provisions.

14.1. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

14.2. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3. Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4. Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5. Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6. Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7. Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8. Delivery. Subject to Section 8 and Section 7.2(c), upon exercise of an Option or Stock Appreciation Right or Restricted Stock Unit granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. A period of 30 days shall be considered a reasonable period of time.

14.9. Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board or Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded down, forfeited, or otherwise eliminated.

14.10. Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11. Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12. Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13. Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14. Expenses. The costs of administering the Plan shall be paid by the Company.

14.15. Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16. Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17. Non-Uniform Treatment. The determinations of the Board or Committee under the Plan need not be uniform and may be made selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board and Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on July 2, 2028, which is ten years from the date the Plan was originally approved by the Board. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.

17. Effect of Dissolution, Merger or Other Reorganization. Upon the dissolution or liquidation of Oncocyte, or upon a reorganization, merger or consolidation of Oncocyte as a result of which the outstanding Common Stock or other securities of the class then subject to Awards are changed into or exchanged for cash or property or securities not of Oncocyte’s issue, or upon a sale of substantially all the property of Oncocyte to, or the acquisition of more than eighty percent (80%) of the Voting Securities of Oncocyte then outstanding by, another corporation or person, this Plan shall terminate, and all unexercised Awards theretofore granted hereunder shall terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for Awards options or other rights covering the shares of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided, subject to such adjustments. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of Oncocyte or any Subsidiary or parent corporation to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18. Choice of Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

APPENDIX B

SPECIAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

October 11, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held October 11, 2024.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00033000000000001000 0 101124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBERS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.	Approval of an amendment and restatement of the 2018 Equity Incentive Plan.	☐	☐	☐
2.	Approval of an adjournment of the meeting in the event a quorum is not achieved.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

October 11, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

ONLINE AT THE MEETING - The company will be hosting the meeting online live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/259974801 (password: oncocyte2024) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held October 11, 2024.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033000000000001000 0 101124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBERS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. Approval of an amendment and restatement of the 2018 Equity Incentive Plan.	☐	☐	☐
2. Approval of an adjournment of the meeting in the event a quorum is not achieved.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____ Date: ____ Signature of Shareholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONCOCYTE CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

October 11, 2024

The undersigned appoints Andrew Arno and Joshua Riggs, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Special Meeting of Shareholders of Oncocyte Corporation on October 11, 2024 and any adjournment thereof and to represent and vote all Oncocyte Corporation shares of common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR proposals 1 and 2. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of special meeting, would be presented at the special meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475